UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 4, 2004

INTERWAVE COMMUNICATIONS INTERNATIONAL LTD.

(Exact name of registrant as specified in its charter)

Bermuda	000-1095478	98-0155633
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CLARENDON HOUSE,

2 CHURCH STREET

P.O. BOX HM 1022

HAMILTON HM DX, BERMUDA

(Address of principal executive offices, including zip code)

(441) 295-5950

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Attached and incorporated herein by reference in its entirety as Exhibit 99.1 is a copy of a press release issued by Registrant on October 4, 2004.

Item 9.01.  Financial Statements and Exhibits

(c)           Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release issued by Registrant on October 4, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERWAVE COMMUNICATIONS INTERNATIONAL LTD.

	By:	/s/ ERWIN F. LEICHTLE
Erwin F. Leichtle President and Chief Executive Officer

Date: October 4, 2004

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release issued by Registrant on October 4, 2004